Exhibit 32
CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Antonio F. Neri, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Hewlett Packard Enterprise Company for the fiscal year ended October 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Hewlett Packard Enterprise Company.
December 10, 2020

/s/ Antonio F. Neri
By:	Antonio F. Neri President and Chief Executive Officer
I, Tarek A. Robbiati, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Hewlett Packard Enterprise Company for the fiscal year ended October 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Hewlett Packard Enterprise Company.
December 10, 2020

/s/ Tarek A. Robbiati
By:	Tarek A. Robbiati Executive Vice President and Chief Financial Officer
A signed original of this written statement required by Section 906 has been provided to Hewlett Packard Enterprise Company and will be retained by Hewlett Packard Enterprise Company and furnished to the Securities and Exchange Commission or its staff upon request.